Prospectus Supplement

John Hancock Variable Insurance Trust

Capital Appreciation Trust (the fund)

Supplement dated January 4, 2023 to the current Prospectus, as may be supplemented (the Prospectus)

Effective immediately, Spiros “Sig” Segalas no longer serves as a portfolio manager for the fund. Accordingly, effective immediately, all references to Mr. Segalas are removed from the Prospectus.

Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, and Kathleen A. McCarragher will continue to serve as portfolio managers and are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement

John Hancock Variable Insurance Trust

Capital Appreciation Trust (the fund)

Supplement dated January 4, 2023 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective immediately, Spiros “Sig” Segalas no longer serves as a portfolio manager for the fund. Accordingly, effective immediately, all references to Mr. Segalas are removed from the SAI.

Blair A. Boyer, Michael A. Del Balso, Rebecca Irwin, Natasha Kuhlkin, CFA, and Kathleen A. McCarragher will continue to serve as portfolio managers and are jointly and primarily responsible for the day-to-day management of the fund’s portfolio.

You should read this supplement in conjunction with the SAI and retain it for your future reference.